© 2006 Copyright LeapFrog Enterprises, Inc. LeapFrog Enterprises Inc. Key Changes in Direction November 2, 2006 Issued in conjunction with Third Quarter 2006 Earnings Release Exhibit 99.2

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
LeapFrog’s Mission
LeapFrog’s mission is to create value for our shareholders,
customers and employees in the largest education markets
in the world.
Here’s how we do it:
LeapFrog makes learning fun with connected, innovative
technology that teaches and engages. We create
educational products, content and services that kids love,
parents trust, and teachers value.

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
LeapPad is past its peak, successor
products are required…
1999 2000 2001 2002 2003 2004 2005
Up 6X from Introduction
Down 60% from Peak
Year

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
LeapFrog’s R & D spending
needs to be shifted
Ages   0 – 6
(74%)
11 – 14
(25%)
Ages 7 – 10
(Grade School)
(1%)
2003 – 2006 R&D Spending by Age
Category
•
Too much R&D
concentration under six
•
Revenue growth requires
investment allocation to
Grade and Middle School
age segments

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
•
Retake Reading Market
•
Build the Business Around Platform Architecture
•
Age Up and Strengthen the Portfolio
•
Refresh the Brand
•
Web Connect Key Products
•
Drive More Content
•
Create a Metrics-Driven Company Culture
Results of Strategic Review: Key Findings

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
•
Simpler Technology Architecture
– Fewer Chip Sets
– Fewer Software Development Environments
•
Rebuild Grade School Business
•
Increase Web Sales
– Retailer.com
– LeapFrog.com
•
Improve Tie Ratios
– Retail Merchandising
– Web Marketing and Promotion
– Increase Licensed Titles
Some Example “Must Do’s”

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
• Is connected
• Drives software sales
• Represents a priority
area (e.g., Reading)
• Is high margin, high
revenue
Defining What is “On Strategy”
Overall, the higher the number of criteria below that are
met, the more likely a product or business is “on strategy”
• Helps us age up the portfolio
• Supports US and
International launches
• Meets needs of our retailers
• Utilizes Customer
Relationship Management
marketing methodology to
sell additional product to
consumers over time

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
Strategic Fit
Higher Lower
Lower
Higher
Contribution
Margin (%)
Leapster
Optimal
Products
Defining What is “On Strategy”
Products not “on-strategy” require higher margins
Leapster +
Software
Stand Alone
Toys
LeapPad

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
•
Operating
Losses
•
SKU
Management
•
Clean up
Inventories
– LeapFrog
– Retail
•
Build
Capabilities
LeapFrog Financial Path Forward
•
Launch New
Products
– FLY Fusion
– Rocket
•
Develop New
Platforms
– Reading
Solutions
– Leapster
Next Gen
– Digital Business
•
Significant
Revenue
Growth
•
Strong
Profitability
•
Good Cash
Generation
•
Superior
Shareholder
Returns
FIX RELOAD GROW

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
Specific metrics will track progress
Financial
Net Sales
Gross Margin %
Operating Margin
Cash
Business Scope
% Sales > Age 6
% of Sales Direct/Online
International Sales %/Total
Tie Ratio
% Sales from New Products
Customer Health
POS
GM/ROI %
Inventory Turns
Order Fill Rate
Customer Ending Inventory $
Employee
Revenue per Employee
Bench Strength/”A”
Players
Attrition
Digital Business
Retailer Web Sales
Retail Web Conversion
LF Registered Users
# Repeat LF Customers
Product
Development
% Products Global at
Launch
New Products on Time
Internal vs. External
R&D as % of Revenue

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
•
Reading Platforms
•
Leapster Next Gen
•
FLY Fusion
•
Digital Business
• Retake a leading position in
reading
• Greater mindshare among pre-teens
• Commonality with reading platform
• “Age Up” the business
• Web-connected platform
• Retailer and LeapFrog Web sales
• Web marketing and CRM
• Web play and learning products
Initiative
Strategic Imperative
US Consumer Investment
4 Bets on the Future

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
•
Clean up 2006 inventory
•
Streamline our portfolio
•
Focus R&D spend in strategic areas
•
Simplify platform architectures
•
Reorganize for better decision making
•
Leverage strong brand
Mitigating Risk

© 2006 Copyright LeapFrog Enterprises, Inc. All rights reserved.
Reading
Platform Architecture
Age up/Strengthen
Product Portfolio
Brand
Web Connectivity
Content
Metrics-Driven
Company Culture
Summary
We make learning fun!
– Connected, innovative
technology, that
– Teaches and engages
– In the largest markets
in the world
We create educational
products, content, and
services that:
–
Kids love
–
Parents trust
–
Teachers value
To create value for our:
– Shareholders
– Customers
– Employees
How What Why

© 2006 Copyright LeapFrog Enterprises, Inc. * * * * * * * * * * * * * * *